UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): February 9, 2009

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On February 9, 2009 First Merchants Corporation issued a press release to report its preliminary approval to participate in the voluntary Capital Purchase Plan. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K,  including  Exhibit No.
99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated February 9, 2008, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By: /s/  Mark K. Hardwick
                                    --------------------------------------------
                                          Mark K. Hardwick
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Principal Accounting Officer)


Dated: February 9, 2009

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.             Description
-----------             -----------
    99.1                Press Release, dated February 9, 2009, issued by
                        First Merchants Corporation.

                           First Merchants Corporation

                                Exhibit No. 99.1

                      Press Release, dated February 9, 2009

N/E/W/S  R/E/L/E/A/S/E

February 9, 2009

For further information, contact:
Mark Hardwick, Executive VP and Chief Financial Officer       765-751-1857


First Merchants Corporation Selected to Participate in Voluntary Capital Purchase Program

(Muncie, Ind., February 9, 2009) First Merchants Corporation (NASDAQ: FRME) today announced that is has received preliminary approval for $116 million from the U.S. Treasury Department to participate in the Capital Purchase Program
(CPP).

Mark K. Hardwick, Chief Financial Officer stated, "Receiving preliminary approval for this preferred stock investment is a strong vote of confidence in First Merchants and if deployed, would enhance our capital position. We believe the Treasury's plan of providing additional capital for high performing financial institutions to deploy in their local market is an effective way to stimulate the U.S. economy and strengthen confidence in the U.S. banking system."

"As a company with a record of strong performance, the strengthening of our capital position would enable us to retain our role as active lenders to our Indiana and Ohio customers. Our first priority for the use of these funds would be to continue the investment in our markets, lending to qualified borrowers," stated Michael C. Rechin, President and Chief Executive Officer.

"We continue to focus on what has served us best. The board is committed to our model of local banking focused on local customers in our community markets, providing exceptional service by developing comprehensive financial relationships. Our company is strong, well capitalized and focused on the acceleration of our strategic plan of growth and profitability. Our bank subsidiaries, First Merchants Bank, First Merchants Bank of Central Indiana, Lincoln Bank, Lafayette Bank & Trust and Commerce National Bank each have targeted plans for capital deployment opportunities within each of their served markets."

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., First Merchants Bank of Central Indiana, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank, Lincoln Bank and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http://www.firstmerchants.com).

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